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                      RETAIL FUND PARTICIPATION AGREEMENT

THIS AGREEMENT, made and entered into this 29 of September, 2000, by and among HARTFORD LIFE INSURANCE COMPANY, a stock life insurance company organized under the laws of Connecticut (hereinafter the Company), on its own behalf and on behalf of each separate account of the Company set forth in Schedule A hereto, as may be amended from time to time (each such account hereinafter referred to as a Separate Account), THE DREYFUS CORPORATION, a New York Corporation ("Adviser"); DREYFUS INDEX FUNDS, INC. -- Dreyfus International Stock Index Fund; DREYFUS RETIREMENT PORTFOLIOS, INC (d/b/a DREYFUS LIFETIME PORTFOLIOS, INC.) -- Growth Portfolio, -- Growth & Income Portfolio, -- Income Portfolio; DREYFUS PREMIER INTERNATIONAL FUNDS, INS. -- Dreyfus Premier Third Century Fund (Class A & Z) open-end diversified management investment companies organized under the laws of Maryland; DREYFUS MID CAP INDEX FUND; DREYFUS DEBT & EQUITY FUNDS -- Dreyfus Premier Core Bond Fund; open-end diversified management investment companies organized under the laws of Massachusetts (hereinafter the Fund), and DREYFUS SERVICES CORPORATION., a New York corporation (hereinafter the Underwriter).

                                  WITNESSETH:

WHEREAS, beneficial interests in the Fund are divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets (the Portfolios); and

WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (hereinafter the 1940 Act) and its shares are registered under the Securities Act of 1933, as amended (hereinafter the 1933 Act); and

WHEREAS, the Company issues certain group variable annuity contracts and group funding agreements (the Contracts) in connection with retirement plans intended to meet the qualification requirements of Sections 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the Code); and

WHEREAS, each Separate Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts; and

WHEREAS, The Dreyfus Corporation (the Adviser) is the investment adviser of the Portfolios of the Fund and is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the Advisers Act), and any applicable state securities laws; and

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WHEREAS, the Underwriter is the principal underwriter for the Fund and is registered as a broker-dealer with the Securities and Exchange Commission (hereinafter the SEC) under the Securities Exchange Act of 1934, as amended (hereinafter the 1934 Act), and is a member in good standing of the National Association of Securities Dealers, Inc. (hereinafter NASD); and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Funds/Portfolios set forth in Schedule A on behalf of each corresponding Separate Account set forth on such Schedule A to fund the Contracts and the Underwriter is authorized to sell such shares to unit investment trusts such as the Separate Accounts at net asset value.

NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund and the Underwriter agree as follows:

               ARTICLE I. Purchase and Redemption of Fund Shares.

1.1 The Fund and the Underwriter agree to sell to the Company those shares of the Portfolios which the Company orders on behalf of any Separate Account, executing such orders on a daily basis at the net asset value next computed after receipt and acceptance by the Fund or its designee of such order. For purposes of this Section 1.1, the Company shall be the designee of the Fund for receipt of such orders from each Separate Account Receipt by such designee shall constitute receipt by the Fund; provided that the Fund or the Underwriter receives notice of such order via the National Securities Clearing Corporation
(NSCC) by 9:30 a.m. Eastern Time on the next following Business Day. The Fund will receive all orders to purchase Portfolio shares using the NSCC's Defined Contribution Clearance & Settlement (DCC&S) platform. The Fund will also provide the Company with account positions and activity data using the NSCC's Networking platform. The Company shall pay for Portfolio shares by the scheduled close of federal funds transmissions on such next following Business Day after it places an order to purchase Portfolio shares in accordance with this section using the NSCC's Continuous Net Settlement (CNS) System. Payment shall be in federal funds transmitted by wire from the Fund's designated Settling Bank to the NSCC. Business Day shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates it net asset value pursuant to the rules of the SEC. Networking shall mean the NSCC's product that allows Funds and Companies to exchange account level information electronically. Settling Bank shall mean the entity appointed by the Fund to perform such settlement services on behalf of the Fund and agrees to abide by the NSCC's Rules and Procedures insofar as they relate to the same day funds settlement.

If the Company is somehow prohibited from submitting purchase and settlement instructions to the Fund for Portfolio shares via the NSCC's DCC&S platform the following shall apply to this Section 1.1;

The Fund and the Underwriter agree to sell the Company those shares of the Portfolios which the Company orders on behalf of any Separate Account, executing such orders on a daily basis at the net asset value next computed after receipt and acceptance by the Fund or its


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designee of such order. For purposes of this Section 1.1, the Company shall be the designee of the Fund for the receipt of such orders from the Separate Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund or the Underwriter receives notice of such order by 9:30 a.m. eastern time on the next following Business Day. The Company shall pay for Portfolio shares by the scheduled close of federal funds transmissions on such next following Business Day after it places an order to purchase Portfolio shares in accordance with this section. Payment shall be in federal funds transmitted by wire to the Fund's designated custodian. Business Day shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates it net asset value pursuant to the rules of the SEC.

1.2 The Fund and the Underwriter agree to make shares of the Portfolios available indefinitely for purchase at the applicable net asset value per share by the Company on Business Days; provided, however, that the Board of Trustees or Directors, as applicable, of the Fund (hereinafter the Trustees/Directors) may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Trustees/Directors, acting in good faith and in compliance with their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of any Portfolio.

1.3 The Fund and the Underwriter agree to redeem for cash, upon the Company's request, any full or fractional shares of the Fund held by the Company on behalf of a Separate Account, executing such requests on a daily basis at the net asset value next computed after receipt and acceptance by the Fund or its designee of the request for redemption. For purposes of this Section 1.3, the Company shall be the designee of the Fund for receipt of requests for redemption from each Separate Account and receipt by such designee shall constitute receipt by the Fund; provided the Fund or the Underwriter receives notice of such request for redemption via the National Securities Clearing Corporation (NSCC) by 9:30 a.m. Eastern Time on the next following Business Day. The Fund will receive all orders to redeem Portfolio shares using the NSCC's Defined Contribution Clearance & Settlement (DCC&S) platform. The Fund will also provide the Company with account positions and activity data using the NSCC's Networking platform. Payment for Fund shares redeemed shall be made in accordance with this section using the NSCC's Continuous Net Settlement (CNS) System. Payment shall be in federal funds transmitted by the NSCC to the Separate Account's Settling Bank as designated by the Company, on the same Business Day the Fund or the Underwriter receives notice of the redemption order from the Company provided that the Fund or the Underwriter receives notice by 9:30 a.m. eastern time on such Business Day.

If the Company is somehow prohibited from submitting redemption and settlement instructions to the Fund for Portfolio shares via the NSCC's DCC&S platform the following shall apply to this Section 1.3:

The Fund and the Underwriter agree to redeem for cash. Upon the Company's request, any full or fractional shares of the Fund held by the Company on behalf of a Separate Account, executing such requests on a daily basis at the net asset value next computed after receipt and acceptance by the Fund or its designee of the request for redemption. For purposes of this

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Section 1.3, the Company shall be the designee of the Fund for receipt of requests for redemption from each Separate Account and receipt by such designee shall constitute receipt by the Fund; provided the Fund or the Underwriter receives notice of such request for redemption by 9:30 a.m. eastern time on the next following Business Day. Payment shall be in federal funds transmitted by wire to the Separate Account as designated by the Company, on the same Business Day the Fund or the Underwriter receives notice of the redemption order from the Company provided that the Fund or the Underwriter receives notice by 9:30 a.m. eastern time on such Business Day.

1.4 The Company agrees to purchase and redeem the shares of the Portfolios named in Schedule A offered by the then current prospectus of the Fund in accordance with the provisions of the applicable prospectus.

1.5 The Company will place separate orders to purchase or redeem shares of each Portfolio.

1.6 Issuance and transfer of the Fund's shares will be by book entry only. Share certificates will not be issued to the Company or any Separate Account. Purchase and redemption orders for Fund shares will be recorded in an appropriate title for each Separate Account or the appropriate subaccount of each Separate Account.

1.7 The Underwriter shall furnish same day notice to the Company of any income, dividends or capital gain distributions payable on the Fund's shares. The Company hereby elects to receive all such dividends and distributions as are payable on a Portfolio's shares in the form of additional shares of that Portfolio. The Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions no later than one Business Day after issuance. The Company reserves the right to revoke this election and to receive in cash all such dividends and distributions declared after receipt of notice of revocation by the Fund.

1.8 The Underwriter shall make the net asset value per share for each Portfolio available to the Company on a daily basis as soon as reasonably practical after the close of trading each Business Day, but in no event later than 6:00 p.m. Eastern Standard Time on such Business Day.

1.9 If the Underwriter provides incorrect share net asset value per share, dividend or capital gain information through no fault of the Company and such errors are not corrected by 4 p.m. Eastern Time the next Business Day (by providing the incorrect and the correct NAV for each day that the error occurred), the Underwriter and/or Fund shall be liable for the systems and out of pocket costs to make all corrections to all Contract owner, participant, or beneficiary accounts with respect to the Fund shares purchased or redeemed to reflect the correct net asset value per share, dividend or capital gain information so that each participant under a Contract is made whole Any error in the calculation or reporting of net asset value per share, dividend or capital gain information shall be reported promptly to the Company upon discovery. Underwriter and/or Fund shall reimburse the Company for all reasonable out of pocket expenses and employee time incurred for correcting such incorrect information.

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1.10  If the Company provides incorrect processing information through no fault of the Fund, the Underwriter or the Adviser, the Fund shall be entitled to an adjustment with respect to the Fund shares purchased or redeemed to reflect the correct information. Any error in the information provided by the Company shall be reported to the Fund, the Underwriter and the Adviser promptly upon discovery.

                   ARTICLE II. Representations and Warranties

2.1. The Company represents and warrants that the Contracts are or will be registered unless exempt and that it shall maintain such registration under the 1933 Act to the extent required by the 1933 Act; that the Contracts are intended to be issued and sold in compliance in all material respects with all applicable federal and state laws. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Separate Account prior to any issuance or sale of Contracts, shares or other interests therein, as a segregated asset account under the insurance laws of the State of Connecticut and has registered or, prior to any issuance or sale of the Contracts, will register and will maintain the registration of each Separate Account as a unit investment trust in accordance with and to the extent required by the provisions of the 1940 Act, unless exempt therefrom, to serve as a segregated investment account for the Contracts. Unless exempt, the Company shall amend its registration statement for its Contracts under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its Contracts. The Company shall register and qualify the Contracts for sale in accordance with securities laws of the various states only if and to the extent deemed necessary by the Company.

2.2 The Fund and the Underwriter represent and warrant that (i) Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act and duly authorized for issuance in accordance with applicable law and that the Fund is and shall remain registered under the 1940 Act for as long as the Fund shares are sold; (ii) the Fund shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares; and (iii) the Fund shall register and qualify its shares for sales in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund or the Underwriter.

2.3 The Fund represents that each Portfolio (a) is currently qualified as a Regulated Investment Company under Subchapter M of the Code; (b) will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision); and (c) will notify the Company immediately upon having a reasonable basis for believing that such Portfolio has ceased to so qualify or might not so qualify in the future.

2.4 To the extent that the Fund finances distribution expenses pursuant to Rule 12b-1 under the 1940 Act, the Fund represents that its Board of Trustees or Directors, as applicable,

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including a majority of its Trustees/Directors who are not interested persons of the Fund, have formulated and approved a plan under Rule 12b-1 to finance distribution expenses.

2.5 The Fund makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or insurance regulations of the various states except that the Fund represents that the fund's investment policies, fees and expenses are and shall at all times remain in compliance with the laws of the States of Connecticut and California. The Fund and the Underwriter represent that their respective operations are and shall at all times remain in material compliance with the laws of the State of Connecticut to the extent required to perform this Agreement

2.6 The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute the Fund shares in accordance in all material respects with all applicable federal and state securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

2.7 The Fund represents that it is lawfully organized and validly existing under the laws of the State of _Massachusetts or Maryland as applicable and that it does and will comply in all material respects with applicable provisions of the 1940 Act.

2.8 The Fund represents and warrants that all of its Trustees/Directors, officers, employees, investment advisers, and other individuals/entities having access to the funds and/or securities of the Fund are and continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required by Rule 17g-1 under the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid Bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

2.9 The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage in an amount not less than $5 million. The aforesaid includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

2.10 The Underwriter represents and warrants that the Adviser is and shall remain duly registered in all material respects under all applicable federal and state securities laws and that the Adviser shall perform its obligations for the Fund in compliance in all material respects with the laws of the State of Connecticut and any applicable state and federal securities laws.

2.11 The foregoing representations and warranties shall be made, by the party hereto that makes the representation or warranty as of the date first written above and at the time of each purchase and each sale of the Fund's shares pursuant to this Agreement.

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        ARTICLE III. Prospectuses; Reports and Proxy Statements; Voting

3.1 The Fund shall provide the Company at no charge with as many printed copies of the Fund's current prospectus and statement of additional information as the Company may reasonably request. If requested by the Company, in lieu of providing printed copies of the Fund's current prospectus and statement of additional information, the Fund may provide camera-ready film, computer diskettes, e-mail transmissions or PDF files containing the Fund's prospectus and statement of additional information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or statement of additional information for the Fund are amended during the year) to have the prospectus for the Contracts (if applicable) and the Fund's prospectus printed together in one document or separately. The Company may elect to print the Fund's prospectus and/or its statement of additional information in combination with other fund companies' prospectuses and statements of additional information.

3.2(a). The Fund shall provide the Company at no charge with copies of the Fund's proxy statements, Fund reports to shareholders, and other Fund communications to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

3.2(b). The Fund shall pay for the cost of typesetting, printing and distributing all Fund prospectuses, statements of additional information, Fund reports to shareholders and other Fund communications to Contract owners and prospective Contract owners except that the Company shall pay for costs of distributing prospectuses to prospective Contract owners. The Fund shall pay for all costs for typesetting, printing and distributing proxy materials.

3.3. The Fund's statement of additional information shall be obtainable by Contract owners from the Fund, the Underwriter, the Company or such other person as the Fund may designate.

3.4 If and to the extent required by law the Company shall distribute all proxy material furnished by the Fund to Contract owners to whom voting privileges are required to be extended and shall:

       A.  solicit voting instructions from Contract owners;

       B. vote the Fund shares held in the Separate Account in accordance with instructions received from Contract owners; and

       C. so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass through voting privileges for variable annuity contract owners, vote Fund shares held in the Separate Account for which no timely instructions have been received, in the same proportion as Fund shares of such Portfolio for which instructions have been received from the Company's Contract owners. The Company reserves the right to vote Fund shares held in any segregated asset account for its own account, to

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          the extent permitted by law. Notwithstanding the foregoing, with respect to the Fund shares held by unregistered Separate Accounts that issue Contracts issued in connection with employee benefit plans subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, the Company shall vote such Fund shares allocated to such Contracts only in accordance with the Company's agreements with such Contract owners.

3.5 The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders. The Fund will not hold annual meetings but will hold such special meetings as may be necessary from time to time. Further, the Fund will act in accordance with the SEC interpretation of the requirements of Section 16(a) with respect to periodic elections of directors or trustees and with whatever rules the SEC may promulgate with respect thereto.

3.6 Company will provide Fund on a semi-annual basis, or more frequently as reasonably requested by the Fund, with a current tabulation of the number of existing Contract owners of Company and or holders of insurance certificates, whose Contract values are invested in the Company. This tabulation will be sent to Company in the form of a letter signed by a duly authorized officer of the Company attesting to the accuracy of the information contained in the letter.

                   ARTICLE IV. Sales Material and Information

4.1 The Company shall furnish, or shall cause to be furnished, to the Fund, the Underwriter or their designee, each piece of sales literature or other promotional material prepared by the Company or any person contracting with the Company in which the Fund, the Adviser or the Underwriter is described, at least fifteen calendar days prior to its use. No such literature or material shall be used without prior approval from the Fund, the Underwriter or their designee, however, the failure to object in writing within ten Business days will be deemed approval Such approval process shall not apply to subsequent usage of materials that are substantially similar to prior approved materials.

4.2 Neither the Company nor any person contracting with the Company shall give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports to shareholders or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee, except with the permission of the Fund or its designee.

4.3 The Fund shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company or

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any Separate Account is named, at least fifteen calendar days prior to its use.
No such literature or material shall be used without prior approval from the Company or its designee, however, the failure to object in writing within ten Business Days will be deemed approval. Such approval process shall not apply to subsequent usage of materials that are substantially similar to prior approved materials.

4.4 Neither the Fund nor the Underwriter shall give any information or make any representations on behalf of the Company or concerning the Company, each Separate Account, or the Contracts other than the information or representations contained in the Contracts, a disclosure document, registration statement or prospectus for the Contracts (if applicable), as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Separate Account which are in the public domain or approved by the Company for distribution to Contract owners or participants, or in sales literature or other promotional material approved by the Company, except with the permission of the Company.

4.5 The Fund will provide to the Company at least one complete copy of all prospectuses, statements of additional information, reports to shareholders, proxy statements, and all amendments to any of the above, that relate to the Fund or its shares, promptly after the filing of such document with the SEC or other regulatory authorities.

4.6. The Company will provide to the Fund at least one complete copy of all prospectuses, statements of additional information, reports, solicitations for voting instructions, and all amendments to any of the above, if applicable to the investment in a Separate Account or Contract, promptly after the filing of such document with the SEC or other regulatory authorities.

4.7 For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, Internet, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, electronic mail, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, disclosure documents, prospectuses, statements of additional information, shareholder reports, and proxy materials.

4.8 The Company agrees and acknowledges that the Company has no right, title or interest in the names and marks of the Fund, Underwriter or Adviser and that all use of any designation comprised in whole or part or such names or marks under this Agreement shall inure to the benefit of the Fund, Adviser or Underwriter. Except as provided in Section 4.1, the Company shall not use any such names or marks on its own behalf or on behalf of a Separate Account in connection with marketing the Contracts without prior written consent of the Fund,

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Adviser or Underwriter. Upon termination of this Agreement for any reason, the
Company shall cease all use of any such names or marks.

4.9 The Fund, Adviser and Underwriter agrees and acknowledge that each has no right, title or interest in the names and marks of the Company, and the all use of any designation comprised in whole or part or such names or marks under this Agreement shall inure to the benefit of the Company. Except as provided in
Section 4.3, the Fund, Adviser and Underwriter shall not use any such names or marks on its own behalf or on behalf of a Fund in connection with marketing the Fund without prior written consent of the Company. Upon termination of this Agreement for any reason, the Fund, Adviser and Underwriter shall cease all use of any such names or marks.

                          ARTICLE V. Fees and Expenses

5.1 The Adviser shall pay the fees and expenses provided for in the attached Schedule B.

                          ARTICLE VI. Indemnification

6.1  Indemnification By The Company

(a) The Company agrees to indemnify and hold harmless the Fund, the Adviser and the Underwriter and each of their respective trustees, directors, officers, employees or agents and each person, if any, who controls the Fund or the Adviser or the Underwriter within the meaning of section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 6.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including reasonable legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

       (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the disclosure statement, registration statement, prospectus or statement of information for the Contracts or contained in the Contracts or sales literature or other promotional material for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to an Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by such Indemnified Party or the Fund to the Company on behalf of the Fund for use in the registration statement, prospectus or statement of additional information for the Contracts or in the Contracts or sales

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          literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

       (ii) arise out of or as a result of (a) statements or representations by or on behalf of the Company (other than statements or representations contained in the Fund registration statement, Fund prospectus or sales literature or other promotional material of the Fund not supplied by the Company, or persons under its control and other than statements or representations authorized by the Fund, the Underwriter or the Adviser); or (b) the willful misfeasance, bad faith, gross negligence or reckless disregard of duty of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund shares; or

       (iii) arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in the Fund registration statement, Fund prospectus, statement of additional information or sales literature or other promotional material of the Fund (or any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon and in conformity with information furnished to the Fund, Adviser or the Underwriter by the Company or persons under its control; or

       (iv) arise as a result of any material failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

       (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach by the Company of this Agreement; except to the extent provided in Sections 6.1(b) and 6.3 hereof.

(b) No party shall be entitled to indemnification to the extent that such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

(c) In accordance with Section 6.3 hereof, the Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Fund.

6.2  Indemnification By the Underwriter

(a) The Underwriter agrees, with respect to each Portfolio that it distributes, to indemnify and hold harmless the Company and each of its directors, officers, employees or agents and each person, if any, who controls the Company within the meaning of section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 6.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written

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consent of the Underwriter) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the shares of the Portfolios that it distributes or the Contracts and:

       (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or statement of additional information for the Fund or sales literature or other promotional material of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by such Indemnified Party or the Company to the Fund or the Underwriter on behalf of the Company for use in the registration statement, prospectus or statement of additional information for the Fund or in sales literature of the Fund (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts or the Portfolio shares; or

       (ii) arise out of or as a result of (a) statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Contracts not supplied by the Fund or the Underwriter or persons under their respective control and other than statements or representations authorized by the Company); or (b) the willful misfeasance, bad faith, gross negligence or reckless disregard of duty of the Fund or the Underwriter or persons under the control of the Fund or the Underwriter, respectively, with respect to the sale or distribution of the Contracts or Portfolio shares; or

       (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information or sales literature or other promotional material with respect to the Contracts (or any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by the Fund or the Underwriter or persons under the control of the Fund or the Underwriter, respectively; or

       (iv) arise as a result of any material failure by the Fund or the Underwriter to provide the services and furnish the materials under the terms of this Agreement; or

       (v) arise out of or result from any material breach of any representation and/or warranty made by the Underwriter or the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter or the Fund; except to the extent provided in Sections 6.2(b) and 6.4 hereof.

(b) No party shall be entitled to indemnification to the extent that such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

(c) In accordance with Section 6.4 hereof, the Indemnified Parties will promptly notify the Underwriter of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Separate Accounts.

6.3  Indemnification by the Fund

(a) The Fund agrees to indemnify and hold harmless the Company and each of its directors, officers, employees or agents and each person, if any, who controls the Company within the meaning of section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 6.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the shares of the Portfolios or the Contracts and:

       (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or statement of additional information for the Fund or sales literature or other promotional material of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by such Indemnified Party or the Company to the Fund or the Underwriter on behalf of the Company for use in the registration statement, prospectus or statement of additional information for the Fund or in sales literature of the Fund (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts or the Portfolio shares; or

       (ii) arise out of or as a result of (a) statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Contracts not supplied by the Fund or the Underwriter or persons under their respective control and other than statements or representations authorized by the Company); or (b) the willful misfeasance, bad faith, gross negligence or reckless disregard of duty of the Fund or the Underwriter or persons under the control of the Fund or the Underwriter, respectively, with respect to the sale or distribution of the Contracts or Portfolio shares; or

       (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information or sales literature or other promotional material with respect to the Contracts (or any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by the Fund or the Underwriter or persons under the control of the Fund or the Underwriter, respectively; or

       (iv) arise as a result of any material failure by the Fund or the Underwriter to provide the services and furnish the materials under the terms of this Agreement; or

       (v) arise out of or result from any material breach of any representation and/or warranty made by the Underwriter or the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter or the Fund; except to the extent provided in Sections 6.3(b) and 6.4 hereof.

(b) No party shall be entitled to indemnification to the extent that such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

(c) In accordance with Section 6.4 hereof, the Indemnified Parties will promptly notify the Underwriter of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Separate Accounts.

6.4  Indemnification By the Adviser

(a) The Adviser agrees, with respect to each Portfolio that it distributes, to indemnify and hold harmless the Company and each of its directors, officers, employees or agents and each person, if any, who controls the Company within the meaning of section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 6.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the shares of the Portfolios that it distributes or the Contracts and:

       (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or statement of additional information for the Fund or sales literature or other promotional material of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by such Indemnified Party or the Company to the Fund or the Adviser on behalf of the Company for use in the registration statement, prospectus or statement of additional information for the Fund or in sales literature of the Fund (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts or the Portfolio shares; or

       (ii) arise out of or as a result of (a) statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Contracts not supplied by the Fund or the Adviser or persons under their respective control and other than statements or representations authorized by the Company); or (b) the willful misfeasance, bad faith, gross negligence or reckless disregard of duty of the Fund or the Adviser or persons under the control of the Fund or the Adviser, respectively, with respect to the sale or distribution of the Contracts or Portfolio shares; or

       (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information or sales literature or other promotional material with respect to the Contracts (or any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by the Fund or the Adviser or persons under the control of the Fund or the Adviser, respectively; or

       (iv) arise as a result of any material failure by the Fund or the Adviser to provide the services and furnish the materials under the terms of this Agreement; or

       (v) arise out of or result from any material breach of any representation and/or warranty made by the Adviser or the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Adviser or the Fund; except to the extent provided in Sections 6.2(b) and 6.4hereof.

(b) No party shall be entitled to indemnification to the extent that such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

(c) In accordance with Section 6.4 hereof, the Indemnified Parties will promptly notify the Underwriter of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Separate Accounts.

6.5  Indemnification Procedure

(a) Any person obligated to provide indemnification under this Article VI ("Indemnifying Party" for the purpose of this Section 6.4) shall not be liable under the indemnification provisions of this Article VI with respect to any claim made against a party entitled to indemnification under this Article VI ("Indemnified Party" for the purpose of this Section 6.4) unless such Indemnified Party shall have notified the Indemnifying Party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such party shall have received notice of such service on any designated agent), but failure to notify the Indemnifying Party of any such claim shall not relieve the Indemnifying Party from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of the indemnification provision of this Article VI. In case any such action is brought against the Indemnified Party, the Indemnifying Party will be entitled to participate, at its own expense, in the defense thereof. The Indemnifying Party also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Indemnifying Party to the Indemnified Party of the Indemnifying Party's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by the Indemnified Party, and the Indemnifying Party will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation, unless:

       (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or

       (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.

A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained in this Article VI. The indemnification provisions contained in this Article VI shall survive any termination of this Agreement.

                          ARTICLE VII. Applicable Law

7.1 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of New York.

7.2 This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

                           ARTICLE VIII. Termination

8.1  This Agreement shall terminate:

(a) at the option of any party upon six months' advance written notice to the other parties unless otherwise agreed in a separate written agreement among the parties; or

(b) at the option of the Fund, the Underwriter or the Adviser upon institution of formal proceedings against the Company by the NASD, NASD Regulation, Inc. ("NASDR"), the SEC, the insurance commission of any state or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, the administration of the Contracts, the operation of the Separate Accounts, or the purchase of the Fund shares, which in the judgment of the Fund, the Underwriter or the Adviser are reasonably likely to have a material adverse effect on the Company's ability to perform its obligations under this Agreement; or

(c) at the option of the Company upon institution of formal proceedings against the Fund, the Underwriter or the Adviser by the NASD, NASDR, the SEC, or any state securities or insurance department or any other regulatory body, related to the purchase or sale of the Fund shares or the operation of the Fund which in the judgment of the Company are reasonably likely to have a material adverse effect on the Underwriter's, the Fund's or the Adviser's ability to perform its obligations under this Agreement; or

(d) at the option of the Company if a Portfolio delineated in Schedule A ceases to qualify as a Regulated Investment Company under Subchapter M of the Code (a "RIC"), or under any successor or similar provision, and the disqualification is not cured within the period permitted for such cure, or if the Company reasonably believes that any such Portfolio may fail to so quality and be unable to cure such disqualification within the period permitted for such cure; or

(e) at the option of any party to this Agreement, upon another party's material breach of any provision of this Agreement; provided that the party not in breach shall give the party in breach notice of the breach and the party in breach shall not cure such breach within 30 days of receipt of such notice of breach; or

(f) at the option of the Company, if the Company determines in its sole judgment exercised in good faith, that either the Fund, the Underwriter or the Adviser has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Company; or

(g) at the option of the Fund, the Underwriter or the Adviser if the Fund, the Underwriter or the Adviser respectively, shall determine in its sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Fund or Underwriter; or

8.2  Notice Requirement

(a) In the event that any termination of this Agreement is based upon the provisions of Sections 8.1(b), 8.1(c) or 8.1(d), prompt written notice of the election to terminate this Agreement for cause shall be furnished by the party terminating the Agreement to the non-terminating parties, with said termination to be effective upon receipt of such notice by the non-terminating parties; provided that for any termination of this Agreement based on the provisions of
Section 8.1(d), said termination shall be effective upon the Portfolio's failure to qualify as a RIC and to cure such disqualification within the period permitted for such cure.

(b) In the event that any termination of this Agreement is based upon the provisions of Sections 8.1(f) or 8.1(g), prior written notice of the election to terminate this Agreement for cause shall be furnished by the party terminating this Agreement to the non-terminating parties. Such prior written notice shall be given by the party terminating this Agreement to the non-terminating parties at least 60 days before the effective date of termination.

8.3 It is understood and agreed that the right to terminate this Agreement pursuant to Section 8.1(a) may be exercised for any reason or for no reason.

8.4  Effect of Termination

(a) Notwithstanding any termination of this Agreement pursuant to Section 8.1(a) through 8.1(g) of this Agreement and subject to Section 1.2 of this Agreement, the Company may require the Fund and the Underwriter to continue to make available additional shares of the Fund for so long after the termination of this Agreement as the Company desires pursuant to the terms and conditions of this Agreement as provided in paragraph (b) below, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"), unless such further sale of Fund shares is proscribed by law, regulation or an applicable regulatory body. Specifically, without limitation, the owners of the Existing Contracts shall be permitted to direct reallocation of investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts unless such further sale of Fund Shares is proscribed by law, regulation or an applicable regulatory body.

(b) If shares of the Fund continue to be made available after termination of this Agreement pursuant to this Section 8.4, the provisions of this Agreement shall remain in effect exclusively with respect to Existing Contracts unless such further sale of Fund Shares is proscribed by law, regulation or an applicable regulatory body.

8.5 Until 90 days after the Company shall have notified the Fund, the Underwriter or the Adviser of its intention to do so, or except as necessary to implement Contract owner initiated or approved transactions, or as required by state insurance laws or regulations, the Company shall not redeem Fund Shares attributable to the Contracts (as opposed to Fund shares attributable to the Company's assets held in the Separate Account), and the Company shall not prevent Contract owners from allocating payments to a Portfolio that was otherwise available under the Contracts.

                              ARTICLE IX. Notices

9.1 (a) Any notice shall be deemed duly given only if sent by hand or overnight express delivery, evidenced by written receipt or by certified mail, return receipt requested, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party. All notices shall be deemed given the date received or rejected by the addressee.

     If to the Company:

            Hartford Life Insurance Company
            200 Hopmeadow Street
            Simsbury, Connecticut 06089
            Attention: Vice President, Investment Products Division

     With a copy to:

            Lynda Godkin, General Counsel
            Hartford Life Insurance Company
            200 Hopmeadow Street
            Simsbury, Connecticut 06089

     If to the Fund, Underwriter or Adviser:

            c/o The Dreyfus Corporation
            200 Park Avenue
            New York, NY 10166
            Attn: General Counsel

     With copies to:

            Stroock, Stroock & Lavan
            180 Maiden Lane
            New York, NY 10038-4982
            Attn: Lewis G. Cole, Esq
            Stuart H. Coleman, Esq.

                            ARTICLE X Miscellaneous

10.1 Subject to law and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all other information reasonably identified as such in writing by any other party hereto, and, except as contemplated by this Agreement, shall not disclose, disseminate or utilize such confidential information without the express prior written consent of the affected party until such time as it may come into the public domain.

10.2 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

10.3 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

10.4 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

10.5 This Agreement shall not be assigned by any party hereto without the prior written consent of all the parties.

10.6 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, NASDR and state insurance regulators) and shall permit each other and such authorities (and the parties hereto) reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the foregoing, each party hereto further agrees to furnish the California Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the insurance operations of the Company are being conducted in a manner consistent with the California laws and regulations.

10.7 Each party represents that (a) the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate or trust action, as applicable, by such party and when so executed and delivered this Agreement will be the valid and binding obligation of such party enforceable in accordance with its terms subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (b) the party has obtained, and during the term of this Agreement will maintain, all authorizations, licenses, qualifications or registrations required to be maintained in connection with the performance of its duties under this Agreement; and (c) the party will comply in all material respects with all applicable laws, rules and regulations.

10.8 The parties to this Agreement may amend the Schedules to this Agreement from time to time to reflect changes in or relating to the Contracts, the Separate Accounts or the Portfolios of the Fund.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and behalf by its duly authorized representative as of the date first written above.

HARTFORD LIFE INSURANCE COMPANY

By:       /s/ Olga Zalevsky
          ------------------------------
Name:     Olga Zalevsky
Title:    Assistant Actuary
Date:     9/29/00

THE DREYFUS CORPORATION

By:       /s/ William Maresca
          ------------------------------
Name:     William Maresca
Title:    Controller
Date:     9/27/00

DREYFUS INDEX FUNDS, INC. (ON BEHALF OR DREYFUS INTERNATIONAL STOCK INDEX FUND).

By        /s/ Michael A. Rosenberg
          ------------------------------
Name:     Michael A. Rosenberg
Title:    Secretary
Date:     September 19, 2000

DREYFUS RETIREMENT PORTFOLIOS, INC. (D/B/A DREYFUS LIFETIME PORTFOLIOS, INC.) (ON BEHALF OF GROWTH PORTFOLIO, GROWTH & INCOME PORTFOLIO & INCOME PORTFOLIO)

By        /s/ Michael A. Rosenberg
          ------------------------------
Name:     Michael A. Rosenberg
Title:    Secretary
Date:     September 19, 2000

DREYFUS MID CAP INDEX FUND

By        /s/ Michael A. Rosenberg
          ------------------------------
Name:     Michael A. Rosenberg
Title:    Secretary
Date:     September 19, 2000

DREYFUS DEBT & EQUITY FUNDS (ON BEHALF OF DREYFUS PREMIER CORE BOND FUND)

By        /s/ Michael A. Rosenberg
          ------------------------------
Name:     Michael A. Rosenberg
Title:    Assistant Secretary
Date:     September 19, 2000

DREYFUS PREMIER THIRD CENTURY FUND (CLASS A & Z)

By        /s/ Michael A. Rosenberg
          ------------------------------
Name:     Michael A. Rosenberg
Title:    Assistant Secretary
Date:     September 19, 2000

DREYFUS SERVICE CORPORATION

By        /s/ William Maresca
          ------------------------------
Name:     William Maresca
Title:    Chief Financial Officer
Date:     9/27/00

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts. Currently, those Separate Accounts are as follows:

401 MARKET

K, K1, K2, K3, K4
TK, TK1, TK2, TK3, TK4
VK, VK1, VK2, VK3, VK4
UK, UK1, UK2, UK3, UK4

403 AND 457 MARKETS
DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, UFC

DREYFUS INDEX FUNDS, INC.

     Dreyfus International Stock Index Fund

DREYFUS RETIREMENT PORTFOLIOS, INC. (d/b/a DREYFUS LIFETIME PORTFOLIOS, INC.)

     Growth Portfolio
     Growth & Income Portfolio
     Income Portfolio

DREYFUS MID CAP INDEX FUND

DREYFUS DEBT & EQUITY FUNDS

     Dreyfus Premier Core Bond Fund

DREYFUS PREMIER THIRD CENTURY FUND (Class A & Z)

                                   SCHEDULE B

In consideration of the services provided by the Company, the Adviser agrees to pay the Company an amount equal to the following basis points per annum on the average aggregate amount invested by the Company's Separate Account(s) in each Portfolio under the Fund Participation Agreement, such amounts to be paid within 30 days of the end of each calendar quarter.

PORTFOLIO                                                         BASIS POINTS
--------------------------------------------------------------------------------
DREYFUS INDEX FUNDS, INC.
 Dreyfus International Stock Index Fund                          30 (.30)%
DREYFUS RETIREMENT PORTFOLIOS, INC. (d/b/a DREYFUS LIFETIME
 PORTFOLIOS, INC.)
 Growth Portfolio                                                30 (.30)%
 Growth & Income Portfolio                                       30 (.30)%
 Income Portfolio                                                30 (.30)%
DREYFUS MID CAP INDEX FUND                                       30 (.30)%
DREYFUS DEBT & EQUITY FUNDS
 Dreyfus Premier Core Bond Fund                                  30 (.30)%
DREYFUS PREMIER THIRD CENTURY FUND (Z)                           25 (.25)%
DREYFUS PREMIER THIRD CENTURY FUND (A)                           30 (.30)%

[ILLEGIBLE]

                   FIRST AMENDMENT TO PARTICIPATION AGREEMENT

                                    Between

                            THE DREYFUS CORPORATION

                                      And

                        HARTFORD LIFE INSURANCE COMPANY

THIS AMENDMENT is made and entered into as of the 31st day of May, 2001, between Hartford Life Insurance Company ("Hartford"), a Connecticut corporation, and The Dreyfus Corporation ("Advisor"), a New York corporation, and Dreyfus Services Corporation, a New York corporation ("Underwriter").

WHEREAS, the parties desire to amend that Agreement to allow for the addition of a certain Fund or Funds.

NOW, THEREFORE, the parties agree as follows:

1. The seventh "Whereas" clause in the Participation Agreement shall be deleted and the following inserted:

"WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Funds/Portfolios set forth on Schedule B on behalf of Separate Accounts described in Schedule A to fund the Contracts and the Underwriter is authorized to sell such shares to unit investment trusts such as the Separate Accounts at net asset value."

2.  Schedules A and B shall be replaced by the attached Schedules A and B.

3. This Amendment may be executed in counterparts, each of which shall be an original and both of which shall constitute one instrument.

HARTFORD LIFE INSURANCE COMPANY         THE DREYFUS CORPORATION

By:     /s/ Olga Zalevsky               By:     /s/ William H. Maresca
        ------------------------------          ------------------------------
Name:   Olga Zalevsky                   Name:   William H. Maresca
Title:  Assistant Actuary               Title:  Controller
Date:   5/31/01                         Date:   June 6, 2001

                                        DREYFUS SERVICES CORPORATION

                                        By:     /s/ William H. Maresca
                                                ------------------------------
                                        Name:   William H. Maresca
                                        Title:  Chief Financial Officer
                                        Date:   June 6, 2001

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts. Currently, those Separate Accounts are:

401 MARKET

K, K1, K2, K3, K4
TK, TK1, TK2, TK3, TK4
VK, VK1, VK2, VK3, VK4
UK, UK1, UK2, UK3, UK4

403 AND 457 MARKETS

DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, UFC, 403

                                   SCHEDULE B

PORTFOLIO                                                         BASIS POINTS
--------------------------------------------------------------------------------
DREYFUS INDEX FUNDS, INC.
 Dreyfus International Stock Index Fund                              30  (0.30%)
DREYFUS RETIREMENT PORTFOLIOS, INC.
(d/b/a DREYFUS LIFETIME PORTFOLIOS, INC.
 Growth Portfolio                                                    30  (0.30%)
 Growth & Income Portfolio                                           30  (0.30%)
 Income Portfolio                                                    30  (0.30%)
DREYFUS MID CAP INDEX FUND                                           30  (0.30%)
DREYFUS DEBT & EQUITY FUNDS
 Dreyfus Premier Core Bond Fund                                      30  (0.30%)
DREYFUS PREMIER THIRD CENTURY FUND (Z)                               25  (0.25%)
DREYFUS PREMIER THIRD CENTURY FUND (A)                               30  (0.30%)
DREYFUS BASIC S & P 500 STOCK INDEX                                   5  (0.05%)
DREYFUS BOND MARKET INDEX                                            25  (0.25%)

                  SECOND AMENDMENT TO PARTICIPATION AGREEMENT

                                    Between

                            THE DREYFUS CORPORATION

                                      And

                        HARTFORD LIFE INSURANCE COMPANY

THIS AMENDMENT is made and entered into as of the 1st day of February, 2002 between Hartford Life Insurance Company ("Hartford"), and The Dreyfus Corporation ("Advisor"), a New York corporation, and Dreyfus Services Corporation, a New York corporation ("Underwriter").

WHEREAS, the parties desire to amend the Agreement to allow for the addition of a certain Fund or Funds,

NOW, THEREFORE, the parties agree as follows:

1.  Schedules A and B shall be replaced by the attached Schedules A and B.

2. This Amendment may be executed in counterparts, each of which shall be an original and both of which shall constitute one instrument.

IN WITNESS HEREOF, the parties hereto have executed and delivered this Amendment effective as of the date first written above.

HARTFORD LIFE INSURANCE COMPANY          THE DREYFUS CORPORATION

By:    /s/ Olga Zalevsky                 By:    /s/ William H. Maresca
       --------------------------------         --------------------------------
Name:  Olga Zalevsky                     Name:  William H. Maresca
Title: Assistant Actuary                 Title: Controller
Date:  1/17/02                           Date:  February 6, 2002

                                         DREYFUS SERVICES CORPORATION

                                         By:    /s/ William H. Maresca
                                                --------------------------------
                                         Name:  William H. Maresca
                                         Title: Chief Financial Officer
                                         Date:  February 6, 2002

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts. Currently, those Separate Accounts are as follows:

401 MARKET

K, K1, K2, K3, K4
TK, TK1, TK2, TK3, TK4
VK, VK1, VK2, VK3, VK4
UK, UK1, UK2, UK3, UK4

403 AND 457 MARKETS

DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, 403, UFC, Separate Account Eleven

                                   SCHEDULE B

PORTFOLIO                                                    SHARE CLASS       BASIS POINTS
---------------------------------------------------------------------------------------------
DREYFUS INDEX FUNDS, INC.
- Dreyfus International Stock Index Fund                         N/A            30 (0.30%)
DREYFUS MID CAP INDEX FUND                                       N/A            30 (0.30%)
DREYFUS DEBT & EQUITY FUNDS
- Dreyfus Premier Core Bond Fund                                  A             40 (0.40%)
DREYFUS PREMIER THIRD CENTURY FUND                                A             40 (0.40%)
DREYFUS PREMIER THIRD CENTURY FUND                                Z             25 (0.25%)
DREYFUS BASIC S&P 500 INDEX                                      N/A             5 (0.05%)
DREYFUS BOND MARKET INDEX                                     INVESTOR          25 (0.25%)
DREYFUS RETIREMENT PORTFOLIOS, INC.
(d/b/a DREYFUS LIFETIME PORTFOLIOS, INC.)
- Growth Portfolio                                           RESTRICTED         30 (0.30%)
- Growth & Income Portfolio
- Income Portfolio
DREYFUS RETIREMENT PORTFOLIOS, INC.
(d/b/a DREYFUS LIFETIME PORTFOLIOS, INC.)
- Growth Portfolio                                            INVESTOR          40 (0.40%)
- Growth & Income Portfolio
- Income Portfolio

                   THIRD AMENDMENT TO PARTICIPATION AGREEMENT
                                    Between
                            THE DREYFUS CORPORATION
                                      And
                        HARTFORD LIFE INSURANCE COMPANY

THIS AMENDMENT is made and entered into as of the 1st day of May, 2002 between Hartford Life Insurance Company ("Hartford"), and The Dreyfus Corporation ("Advisor"), a New York corporation, and Dreyfus Service Corporation, a New York corporation ("Underwriter"); DREYFUS INDEX FUNDS, INC. - Dreyfus International Stock Index Fund; DREYFUS RETIREMENT PORTFOLIOS, INC. (d/b/a DREYFUS LIFETIME PORTFOLIOS, INC.) - Growth Portfolio, - Growth & Income Portfolio, - Income Portfolio; DREYFUS PREMIER THIRD CENTURY FUND; DREYFUS MIDCAP INDEX FUND; DREYFUS DEBT & EQUITY FUNDS - Dreyfus Premier Core Bond Fund; DREYFUS BASIC S&P 500 INDEX FUND; DREYFUS BOND MARKET INDEX FUND; DREYFUS LAUREL FUNDS, INC. - Premier MidCap Stock ("Funds") is hereby amended as follows:

(1) The Agreement is amended to replace Schedule B in its entirety by the revised Schedule B, is attached hereto.

WHEREAS, Hartford, the Advisor and Underwriter are parties to a certain Fund Participation Agreement dated September 29, 2000, as amended by Amendment No. 1 to Fund Participation Agreement dated May 31, 2001, as amended by Amendment No. 2 to Fund Participation Agreement dated February 1, 2002; and

WHEREAS, the parties desire to amend the Agreement to allow for the addition of a certain Fund or Funds.

NOW, THEREFORE, the parties agree as follows:

1.  Schedules A and B shall be replaced by the attached Schedules A and B.

2. This Amendment may be executed in counterparts, each of which shall be an original and both of which shall constitute one instrument.

IN WITNESS HEREOF, the parties hereto have executed and delivered this Amendment effective as of the date first written above.

HARTFORD LIFE INSURANCE COMPANY      THE DREYFUS CORPORATION

By:    /s/ Eric Wietsma                By:    /s/ William H. Maresca
       ------------------------------         ------------------------------
Name:  Eric Wietsma                    Name:  William H. Maresca
Title: Vice President                  Title: Controller
Date:  5/3/02                          Date:  May 29, 2002

DREYFUS SERVICE CORPORATION            DREYFUS BASIC S&P 500 INDEX FUND

By:    /s/ William H. Maresca          By:    /s/ Michael A. Rosenberg
       ------------------------------         ------------------------------
Name:  William H. Maresca              Name:  Michael A. Rosenberg
Title: Chief Financial Officer         Title: Assistant Secretary
Date:  June 11, 2002                   Date:  June 11, 2002

DREYFUS INDEX FUNDS, INC.              DREYFUS BOND MARKET INDEX FUND

By:    /s/ Michael A. Rosenberg        By:    /s/ Michael A. Rosenberg
       ------------------------------         ------------------------------
Name:  Michael A. Rosenberg            Name:  Michael A. Rosenberg
Title: Secretary                       Title: Assistant Secretary
Date:  June 11, 2002                   Date:  June 11, 2002

DREYFUS MIDCAP INDEX FUND              DREYFUS RETIREMENT PORTFOLIOS, INC.
                                       (d/b/a DREYFUS LIFETIME PORTFOLIOS,
                                       INC.)

By:    /s/ Michael A. Rosenberg        By:    /s/ Michael A. Rosenberg
       ------------------------------         ------------------------------
Name:  Michael A. Rosenberg            Name:  Michael A. Rosenberg
Title: Secretary                       Title: Secretary
Date:  June 11, 2002                          6/11/2002

DREYFUS PREMIER FIXED INCOME FUNDS     DREYFUS LAUREL FUNDS, INC.

By:    /s/ Michael A. Rosenberg        By:    /s/ Michael A. Rosenberg
       ------------------------------         ------------------------------
Name:  Michael A. Rosenberg            Name:  Michael A. Rosenberg
Title: Assistant Secretary             Title: Assistant Secretary
       6/11/2002                       Date:  June 11, 2002

DREYFUS PREMIER THIRD CENTURY FUND

By:    /s/ Michael A. Rosenberg
       ------------------------------
Name:  Michael A. Rosenberg
Title: Assistant Secretary
       6/11/2002

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts. Currently, those Separate Accounts are as follows:

401 MARKET

K, K1, K2, K3, K4
TK, TK1, TK2, TK3, TK4
VK, VK1, VK2, VK3, VK4
UK, UK1, UK2, UK3, UK4

403 AND 457 MARKETS

DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, UFC, Eleven

                                   SCHEDULE B

PORTFOLIO                                        SHARE CLASS      BASIS POINTS
--------------------------------------------------------------------------------
DREYFUS INDEX FUNDS, INC.
 - Dreyfus International Stock Index
 Fund                                                N/A           30 (0.30%)
DREYFUS MID CAP INDEX FUND                           N/A           30 (0.30%)
DREYFUS PREMIER FIXED INCOME FUNDS
- Dreyfus Premier Core Bond Fund                      A            40 (0.40%)
DREYFUS PREMIER THIRD CENTURY FUND                    A            40 (0.40%)
DREYFUS PREMIER THIRD CENTURY FUND                    Z            25 (0.25%)
DREYFUS BASIC S&P 500 INDEX FUND                     N/A            5 (0.05%)
DREYFUS BOND MARKET INDEX FUND                    INVESTOR         25 (0.25%)
DREYFUS RETIREMENT PORTFOLIOS, INC.
 (d/b/a DREYFUS LIFETIME PORTFOLIOS,
 INC.)
- Growth Portfolio
- Growth & Income Portfolio
- Income Portfolio                               RESTRICTED         30(0.30%)
DREYFUS RETIREMENT PORTFOLIOS, INC.
 (d/b/a DREYFUS LIFETIME PORTFOLIOS,
 INC.)
- Growth Portfolio
- Growth & Income Portfolio
- Income Portfolio                                INVESTOR          40(0.40%)
DREYFUS LAUREL FUNDS, INC.
- Premier Midcap Stock Fund                           A            40 (0.40%)

                  FOURTH AMENDMENT TO PARTICIPATION AGREEMENT
                                    Between
                            THE DREYFUS CORPORATION
                                      And
                        HARTFORD LIFE INSURANCE COMPANY

THIS AMENDMENT to the Retail Fund Participation Agreement dated September 29, 2000 is made and entered into as of the 1st day of June, 2003 between Hartford Life Insurance Company ("Hartford"), and The Dreyfus Corporation ("Advisor"), a New York corporation, and Dreyfus Service Corporation, a New York corporation ("Underwriter"); and those funds listed on Schedule B of this Agreement, as may be amended from time to time (the "Funds").

WHEREAS, Hartford, the Advisor and Underwriter and the Funds are parties to a certain Fund Participation Agreement dated September 29, 2000, as amended by Amendment No. l to Fund Participation Agreement dated May 31, 2001, as amended by Amendment No. 2 to Fund Participation Agreement dated February 1, 2002, as amended by Amendment No. 3 to Fund Participation Agreement dated May 1, 2002; and

WHEREAS, the parties desire to amend the Agreement to allow for the addition of a certain Fund or Funds.

NOW, THEREFORE, the parties agree as follows:

       1.   Schedule A shall be replaced by the attached Schedule A.

       2.   Schedule B shall be replaced by the attached Schedule B.

       3. This Amendment may be executed in counterparts, each of which shall be an original and both of which shall constitute one instrument.

IN WITNESS HEREOF, the parties hereto have executed and delivered this Amendment effective as of the date first written above.

HARTFORD LIFE INSURANCE COMPANY         THE DREYFUS CORPORATION

    /s/ Eric Wietsma                     /s/ William H. Maresca
    -----------------------------------  -----------------------------------
    Signature                            Signature
    Eric Wietsma                         William H. Maresca
    Name                                 Name
    Vice President & Director            Controller
    Title                                Title

DREYFUS SERVICE CORPORATION             THOSE FUNDS LISED ON SCHEDULE A

    /s/ William H. Maresca               /s/ Michael A. Rosenberg
    -----------------------------------  -----------------------------------
    Signature                            Signature
    William H. Maresca                   Michael A. Rosenberg
    Name                                 Name
    Chief Financial Officer              Secretary or Assistant Secretary
    Title                                Title

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts. Currently, those Separate Accounts are as follows:

401K MARKET

K, K1, K2, K3, K4,
TK, TK1, TK2, TK3, TK4
VK, VK1, VK2, VK3, VK4
UK, UK1, UK2, UK3, UK4

403B AND 457 MARKETS

DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, UFC

                                     FUNDS

DREYFUS INDEX FUNDS, INC.
- Dreyfus International Stock Index Fund
DREYFUS MID CAP INDEX FUND
DREYFUS DEBT & EQUITY FUNDS
- Dreyfus Premier Core Bond Fund
DREYFUS PREMIER THIRD CENTURY FUND
DREYFUS PREMIER THIRD CENTURY FUND
DREYFUS BASIC S&P 500 INDEX FUND
DREYFUS BOND MARKET INDEX FUND
DREYFUS RETIREMENT PORTFOLIOS, INC.
 (d/b/a DREYFUS LIFETIME PORTFOLIOS, INC.)
- Growth Portfolio
- Growth & Income Portfolio
- Income Portfolio
DREYFUS RETIREMENT PORTFOLIOS, INC.
 (d/b/a DREYFUS LIFETIME PORTFOLIOS, INC.)
- Growth Portfolio
- Growth & Income Portfolio
- Income Portfolio
DREYFUS FOUNDERS FUNDS, INC.
- Dreyfus Founders Discovery Fund
DREYFUS GROWTH & VALUE FUNDS, INC.
- Emerging Leaders Fund
DREYFUS LAUREL FUNDS, INC.
- Premier Midcap Stock Fund

                                   SCHEDULE B

In consideration of the services provided by the Company, the Adviser agrees to pay the Company an amount equal to the following basis points per annum on the average amount invested by the Company's Separate Account(s) in each portfolio under the Fund Participation Agreement, such amounts to be paid within 30 days of the end of each calendar quarter.

PORTFOLIO                                              SHARE CLASS       BASIS POINTS
---------------------------------------------------------------------------------------
DREYFUS INDEX FUNDS, INC.
- Dreyfus International Stock Index Fund                   N/A            30 (0.30%)
DREYFUS MID CAP INDEX FUND                                 N/A            30 (0.30%)
DREYFUS DEBT & EQUITY FUNDS
- Dreyfus Premier Core Bond Fund                            A             40 (0.40%)
DREYFUS PREMIER THIRD CENTURY FUND                          A             40 (0.40%)
DREYFUS PREMIER THIRD CENTURY FUND                          Z             25 (0.25%)
DREYFUS BASIC S&P 500 INDEX FUND                           N/A             5 (0.05%)
DREYFUS BOND MARKET INDEX FUND                           INVESTOR         25 (0.25%)
DREYFUS RETIREMENT PORTFOLIOS, INC.
 (d/b/a DREYFUS LIFETIME PORTFOLIOS, INC.)
- Growth Portfolio                                      RESTRICTED        30 (0.30%)
- Growth & Income Portfolio
- Income Portfolio
DREYFUS RETIREMENT PORTFOLIOS, INC.
 (d/b/a DREYFUS LIFETIME PORTFOLIOS, INC.)
- Growth Portfolio                                       INVESTOR         40 (0.40%)
- Growth & Income Portfolio
- Income Portfolio
DREYFUS FOUNDERS FUNDS, INC.                                A             40 (0.40%)
- Dreyfus Founders Discovery Fund
DREYFUS GROWTH & VALUE FUNDS, INC.                          A             40 (0.40%)
- Emerging Leaders Fund
DREYFUS LAUREL FUNDS, INC.                                  A             40 (0.40%)
- Premier Midcap Stock Fund

                   FIFTH AMENDMENT TO PARTICIPATION AGREEMENT
                                    Between
                            THE DREYFUS CORPORATION,
                          DREYFUS SERVICE CORPORATION,
                                      And
                        HARTFORD LIFE INSURANCE COMPANY

THIS AMENDMENT to the Retail Fund Participation Agreement dated September 29, 2000 is made and entered into as of the 1st day of May, 2005 between Hartford Life Insurance Company (the "Company"), a stock life insurance company organized under the laws of Connecticut, The Dreyfus Corporation (the "Advisor"), a New York corporation and Dreyfus Service Corporation, a New York corporation (the "Underwriter") and those funds listed on Schedule B of this Agreement, as may be amended from time to time (the "Funds").

WHEREAS, the Company, the Advisor, the Underwriter and the Funds are parties to a certain Retail Fund Participation Agreement dated September 29, 2000 (the "Agreement"), as amended by First Amendment dated May 31, 2001, Second Amendment dated February 1, 2002, Third Amendment dated May 1, 2002, and Fourth Amendment dated June 1, 2003.

WHEREAS, the parties desire to amend the Agreement to allow for the addition of certain Funds.

WHEREAS, defined terms in the Agreement shall have the same meaning in this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.   Schedules A and B shall be replaced by the attached Schedules A and B.

2. This Amendment may be executed in counterparts, each of which shall be an original and both of which shall constitute one instrument.

IN WITNESS HEREOF, the parties hereto have executed and delivered this Amendment effective as of the date first written above.

HARTFORD LIFE INSURANCE COMPANY          THE DREYFUS CORPORATION

By:    /s/ J Davey                       By:    /s/ William H. Maresca
       --------------------------------         --------------------------------
Name:  J Davey                           Name:  William H. Maresca
Title: Vice President                    Title: Controller
Date:  5-10-05                           Date:  4/24/05

DREYFUS SERVICE CORPORATION              THOSE FUNDS LISTED ON SCHEDULE A
                                         (other than Dreyfus Founders Funds,
                                         Inc.)

By:    /s/ William H. Maresca            By:    /s/ Michael A. Rosenberg
       --------------------------------         --------------------------------
Name:  William H. Maresca                Name:  Michael A. Rosenberg
Title: Chief Financial Officer           Title: Secretary/Assistant Secretary
Date:  [ILLEGIBLE]                       Date:  5/3/05

FOR DREYFUS FOUNDERS FUNDS, INC.

By:    /s/ Kenneth R. Christoffersen
       --------------------------------
Name:  Kenneth R. Christoffersen
Title: Secretary
Date:  5/4/05

                                   SCHEDULE A
                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts. Currently, those Separate Accounts are as follows:

401 MARKET

K, K1, K2, K3, K4
TK, TK1, TK2, TK3, TK4
VK, VK1, VK2, VK3, VK4
UK, UK1, UK2, UK3, UK4, 401

403 AND 457 MARKETS

DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, UFC.

DREYFUS INDEX FUNDS, INC.
 - Dreyfus International Stock Index Fund
DREYFUS MID CAP INDEX FUND
DREYFUS DEBT & EQUITY FUNDS
 - Dreyfus Premier Core Bond Fund
DREYFUS PREMIER THIRD CENTURY FUND
DREYFUS PREMIER THIRD CENTURY FUND
DREYFUS BASIC S&P 500 INDEX FUND
DREYFUS BOND MARKET INDEX FUND
DREYFUS RETIREMENT PORTFOLIOS, INC. (d/b/a DREYFUS LIFETIME PORTFOLIOS, INC.)
 - Growth Portfolio
 - Growth & Income Portfolio
 - Income Portfolio
DREYFUS RETIRMENT PORTFOLIOS, INC. (d/b/a DREYFUS LIFETIME PORTFOLIOS, INC.)
 - Growth Portfolio
 - Growth & Income Portfolio
 - Income Portfolio
DREYFUS FOUNDERS FUNDS, INC.
 - Dreyfus Founders Discovery Fund
DREYFUS GROWTH & VALUE FUNDS, INC.
 - Emerging Leaders Fund
 - Premier Strategic Value
DREYFUS/LAUREL FUNDS, INC.
 - Premier Midcap Stock Fund
 - Premier Small Cap Value Fund
DREYFUS PREMIER INTERNATIONAL FUNDS, INC.
 - Premier Greater China Fund

                                   SCHEDULE B

In consideration of the services provided by the Company, the Advisor agrees to pay the Company an amount equal to the following basis points per annum on the average amount invested by the Company's Separate Account(s) in each Portfolio under the Fund Participation Agreement, such amounts to be paid within 30 days of the end of each calendar quarter.

PORTFOLIO                                           SHARE CLASS     BASIS POINTS
-----------------------------------------------------------------------------------------------------
DREYFUS INDEX FUNDS, INC.                             N/A            30 (0.30%)
 - Dreyfus International Stock Index Fund
DREYFUS MID CAP INDEX FUND                            N/A            30 (0.30%)
DREYFUS DEBT & EQUITY FUNDS                            A             40 (0.40%)
 - Dreyfus Premier Core Bond Fund
DREYFUS PREMIER THIRD CENTURY FUND                     A             40 (0.40%)
DREYFUS PREMIER THIRD CENTURY FUND                     Z             25 (0.25%)
DREYFUS BASIC S&P 500 INDEX FUND                      N/A             5 (0.05%)
DREYFUS BOND MARKET INDEX FUND                      INVESTOR         25 (0.25%)
DREYFUS RETIREMENT PORTFOLIOS, INC.(d/b/a           RESTRICTED       30 (0.30%)
 DREYFUS LIFETIME PORTFOLIOS, INC.)
  - Growth Portfolio
  - Growth & Income Portfolio
  - Income Portfolio
DREYFUS RETIREMENT PORTFOLIOS, INC.(d/b/a           INVESTOR         40 (0.40%)
 DREYFUS LIFETIME PORTFOLIOS, INC.)
  - Growth Portfolio
  - Growth & Income Portfolio
  - Income Portfolio
DREYFUS FOUNDERS FUNDS, INC.                           A             40 (0.40%)
 - Dreyfus Founders Discovery Fund
DREYFUS GROWTH & VALUE FUNDS. INC.                     A             40 (0.40%)
 - Emerging Leaders Fund
DREYFUS GROWTH & VALUE FUNDS, INC.                     T         $12 per participant
 - Premier Strategic Value Fund                                    and 25 (0.25%)
DREYFUS LAUREL FUNDS, INC.                             A             40 (0.40%)
 - Premier Midcap Stock Fund
DREYFUS LAUREL FUNDS, INC.                             A             40 (0.40%)
 - Premier Small Cap Value Fund
DREYFUS LAUREL FUNDS, INC.                             T         $12 per participant
 - Premier Small Cap Value Fund                                    and 25 (0.25%)
DREYFUS PREMIER INTERNATIONAL FUNDS, INC.              T         $12 per participant
 Premier Greater China Fund                                        and 25 (0.25%)
DREYFUS PREMIER INTERNATIONAL FUNDS, INC.              A             40 (0.40%)
 Premier Greater China Fund

                   SIXTH AMENDMENT TO PARTICIPATION AGREEMENT
                                    Between

                            THE DREYFUS CORPORATION,
                          DREYFUS SERVICE CORPORATION,

                                      And

                        HARTFORD LIFE INSURANCE COMPANY

THIS AMENDMENT to the Retail Fund Participation Agreement dated September 29, 2000 is made and entered into as of the 31st day of May, 2008 between Hartford Life Insurance Company (the "Company"), a stock life insurance company organized under the laws of Connecticut. The Dreyfus Corporation (the "Advisor"), a New York corporation, and Dreyfus Service Corporation, a New York corporation (the "Underwriter") and those funds listed on Schedule B of this Agreement, as may be amended from time to time (the "Funds").

WHEREAS, the Company, the Advisor, the Underwriter and the Funds are parties to a certain Retail Fund Participation Agreement dated September 29, 2000 (the "Agreement"), as amended;

WHEREAS, MBSC Securities Corporation has replaced Dreyfus Service Corporation as the underwriter of the Dreyfus funds;

WHEREAS, the parties desire to amend the Agreement to allow for the addition of certain Funds;

WHEREAS, defined terms in the Agreement shall have the same meaning in this Amendment;

NOW, THEREFORE, the parties agree as follows:

       1. MBSC Securities Corporation replaces Dreyfus Service Corporation as a party to the Agreement, and all references to the "Underwriter" in the Agreement shall be deemed to refer to MBSC Securities Corporation;

       2. Schedules A and B to the Agreement are deleted and replaced by the Schedules A and B attached hereto; and

       3. This Amendment may be executed in counterparts, each of which shall be an original and both of which shall constitute one instrument.

                            INTENTIONALLY LEFT BLANK

IN WITNESS HEREOF, the parties hereto have executed and delivered this Amendment effective as of the date first written above.

HARTFORD LIFE INSURANCE COMPANY        THE DREYFUS CORPORATION

By:    /s/ Martin A. Swanson           By:    /s/ Gary R. Pierce
       ------------------------------         ------------------------------
Name:  Martin A. Swanson               Name:  Gary R. Pierce
Title: Vice President                  Title: Controller
Date:  5-22-08                         Date:  5-29-08

MBSC SECURITIES CORPORATION            THOSE FUNDS LISTED ON SCHEDULE A
                                       (other than Dreyfus Founders Funds,
                                       Inc.)

By:    /s/ Gary R. Pierce              By:    /s/ Michael A. Rosenberg
       ------------------------------         ------------------------------
Name:  Gary R. Pierce                  Name:  Michael A. Rosenberg
Title: Chief Financial Officer         Title: Secretary
Date:  5-29-08                         Date:  5/29/08

FOR DREYFUS FOUNDERS FUNDS, INC.

By:    /s/ Kenneth R. Christoffersen
       ------------------------------
Name:  Kenneth R. Christoffersen
Title: Secretary
Date:  6/3/08

                                   SCHEDULE A
                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts. Currently, those Separate Accounts are as follows:

401 Market

K, K1, K2, K3, K4
TK, TK1, TK2, TK3, TK4
VK, VK1, VK2, VK3, VK4
UK, UK1, UK2, UK3, UK4, 401

403 AND 457 MARKETS

DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, UFC.
DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, 403, UFC, Separate Account Two, Separate Account Eleven, Separate Account Fourteen

FUND                                                                                   FUND NAME
-------------------------------------------------------------------------------------------------------------------------------
SINGLE CLASS/NON PREMIER FUNDS -- EQUITY
0141                                                     Appreciation
0728                                                     Disciplined Stock
0259                                                     Emerging Leaders
0026                                                     The Dreyfus Fund
0010                                                     Growth & Income
0018                                                     Growth Opportunity
0556                                                     LifeTime Growth, Inv Sh
0756                                                     LifeTime Growth, Rest Sh
0552                                                     LifeTime Growth & Income, Inv Sh
0752                                                     LifeTime Growth & Income, Rest Sh
0555                                                     LifeTime Income, Inv Sh
0755                                                     LifeTime Income, Rest Sh
0253                                                     Small Company Value
SINGLE CLASS/NON PREMIER FUNDS -- FIXED INCOME
0080                                                     BASIC US Mortgage Securities
0588                                                     Inflation Adjusted Securities, Inv Sh
0589                                                     Inflation Adjusted Securities, Inst Sh
0542                                                     Short-Intermediate Government
0072                                                     US Treasury Intermediate Term
0073                                                     US Treasury Long Term
SINGLE CLASS/NON PREMIER FUNDS -- INDEX
0077                                                     Smallcap Stock Index
0078                                                     S&P 500 Index
0079                                                     International Stock Index
0713                                                     BASIC S&P 500 Stock Index

FUND                                                                                   FUND NAME
-------------------------------------------------------------------------------------------------------------------------------
0310                                                     Bond Market Index, Inv Sh
0710                                                     Bond Market Index, BASIC Sh
0113                                                     Midcap Index
DREYFUS PREMIER FUNDS -- FOUNDERS
0182                                                     Founders Discovery, C1 A
0185                                                     Founders Discovery, C1 I
0186                                                     Founders Discovery, C1 T
0275                                                     Founders Equity Growth, C1 A
0278                                                     Founders Equity Growth, C1 I
0279                                                     Founders Equity Growth, C1 T
0291                                                     Founders Mid-Cap Growth, C1 A
0294                                                     Founders Mid-Cap Growth, C1 I
0295                                                     Founders Mid-Cap Growth, C1 T
0281                                                     Founders Passport, C1 A
0284                                                     Founders Passport, C1 I
0285                                                     Founders Passport, C1 T
0351                                                     Founders Worldwide Growth, C1 A
0354                                                     Founders Worldwide Growth, C1 I
0355                                                     Founders Worldwide Growth, C1 T
DREYFUS PREMIER FUNDS -- EQUITY
6171                                                     Prem 130/30 Growth, C1 A
6173                                                     Prem 130/30 Growth, C1 I
6174                                                     Prem 130/30 Growth, C1 T
6031                                                     Prem Alpha Growth, C1 A
6034                                                     Prem Alpha Growth, C1 I
6035                                                     Prem Alpha Growth, C1 T
0342                                                     Prem Balanced, C1 A
0742                                                     Prem Balanced, C1 I
0781                                                     Prem Balanced, C1 T
6000                                                     Prem Balanced Opportunity, C1 A
6003                                                     Prem Balanced Opportunity, C1 I
6004                                                     Prem Balanced Opportunity, C1 T
6005                                                     Prem Balanced Opportunity, C1 J
6115                                                     Prem Balanced Opportunity, C1 Z
0047                                                     Prem Core Equity, C1 A
0943                                                     Prem Core Equity, C1 I
0944                                                     Prem Core Equity, C1 T
0312                                                     Prem Core Value, C1 A
0712                                                     Prem Core Value, C1 I
0767                                                     Prem Core Value, C1 T
0327                                                     Prem Emerging Markets, C1 A
0242                                                     Prem Emerging Markets, C1 I
0244                                                     Prem Emerging Markets, C1 T
6096                                                     Emerging Markets Opportunity, C1 A
6098                                                     Emerging Markets Opportunity, C1 I
6099                                                     Emerging Markets Opportunity, C1 T
0534                                                     Prem Enterprise, C1 A
0537                                                     Prem Enterprise, C1 T

FUND                                                                                 FUND NAME
-----------------------------------------------------------------------------------------------------------------------------
6144                                                   Prem Equity Income, C1 A
6146                                                   Prem Equity Income, C1 I
6147                                                   Prem Equity Income, C1 T
0522                                                   Prem Future Leaders, C1 A
0525                                                   Prem Future Leaders, C1 I
0526                                                   Prem Future Leaders, C1 T
6140                                                   Global Alpha, C1 A
6142                                                   Global Alpha, C1 I
6143                                                   Global Alpha, C1 T
0130                                                   Prem Greater China, C1 A
0190                                                   Prem Greater China, C1 I
0230                                                   Prem Greater China, C1 T
0320                                                   Prem Growth & Income, C1 A
0760                                                   Prem Growth & Income, C1 I
0780                                                   Prem Growth & Income, C1 T
0720                                                   Prem International Equity, C1 A
0733                                                   Prem International Equity, C1 I
0735                                                   Prem International Equity, C1 T
0092                                                   Prem International Growth, C1 A
0764                                                   Prem International Growth, C1 I
0774                                                   Prem International Growth, C1 T
0500                                                   Prem International Small Cap, C1 A
0519                                                   Prem International Small Cap, C1 I
0520                                                   Prem International Small Cap, C1 T
0254                                                   Prem International Value, C1 A
0304                                                   Prem International Value, C1 I
0305                                                   Prem International Value, C1 T
6026                                                   Prem Intrinsic Value, C1 A
6029                                                   Prem Intrinsic Value, C1 I
6030                                                   Prem Intrinsic Value, C1 T
0318                                                   Prem Large Company Stock, C1 A
0766                                                   Prem Large Company Stock, C1 T
0330                                                   Prem Midcap Stock, C1 A
0730                                                   Prem Midcap Stock, C1 I
0731                                                   Prem Midcap Stock, C1 T
0258                                                   Prem Midcap Value, C1 A
6230                                                   Prem Midcap Value, C1 I
6231                                                   Prem Midcap Value, C1 T
0085                                                   Prem New Leaders, C1 A
0272                                                   Prem New Leaders, C1 I
0274                                                   Prem New Leaders, C1 T
6016                                                   Prem S&P STARS, C1 A
6019                                                   Prem S&P STARS, C1 I
6020                                                   Prem S&P STARS, C1 T
6021                                                   Prem S&P STARS Opportunities, C1 A
6024                                                   Prem S&P STARS Opportunities, C1 I
6025                                                   Prem S&P STARS Opportunities, C1 T
0600                                                   Prem Select Midcap Growth, C1 A

FUND                                                                                 FUND NAME
-----------------------------------------------------------------------------------------------------------------------------
0661                                                   Prem Select Midcap Growth, C1 I
0684                                                   Prem Select Midcap Growth, C1 T
0439                                                   Prem Small Cap Equity, C1 A
0442                                                   Prem Small Cap Equity, C1 I
0443                                                   Prem Small Cap Equity, C1 T
0148                                                   Prem Small Cap Value, C1 A
0188                                                   Prem Small Cap Value, C1 I
0198                                                   Prem Small Cap Value, C1 T
0257                                                   Prem Strategic Value, C1 A
0668                                                   Prem Strategic Value, C1 I
0669                                                   Prem Strategic Value, C1 T
0134                                                   Prem Structured Large Cap Value, C1 A
0137                                                   Prem Structured Large Cap Value, C1 I
0138                                                   Prem Structured Large Cap Value, C1 T
0936                                                   Prem Structured Midcap, C1 A
0939                                                   Prem Structured Midcap, C1 I
0940                                                   Prem Structured Midcap, C1 T
0149                                                   Prem Tax Managed Growth, C1 A
6109                                                   Prem Tax Managed Growth, C1 I
0199                                                   Prem Tax Managed Growth, C1 T
0255                                                   Prem Technology Growth, C1 A
0262                                                   Prem Technology Growth, C1 I
0263                                                   Prem Technology Growth, C1 T
0207                                                   Prem Third Century, C1 A
0210                                                   Prem Third Century, C1 I
0211                                                   Prem Third Century, C1 T
0035                                                   Prem Third Century, C1 Z
0070                                                   Prem Worldwide Growth, C1 A
0768                                                   Prem Worldwide Growth, C1 I
0778                                                   Prem Worldwide Growth, C1 T
6209                                                   Prem Diversified International, C1 A
6211                                                   Prem Diversified International, C1 I
6218                                                   Prem Diversified International, C1 T
6205                                                   Prem Emerging Asia, C1 A
6207                                                   Prem Emerging Asia, C1 I
6208                                                   Prem Emerging Asia, C1 T
6159                                                   Global Stock, C1 A
6161                                                   Global Stock, C1 I
6162                                                   Global Stock, C1 T
6175                                                   Prem Global Equity Income, C1 A
6177                                                   Prem Global Equity Income, C1 I
6178                                                   Prem Global Equity Income, C1 T
0091                                                   Prem Health Care, C1 A
0331                                                   Prem Health Care, C1 I
0341                                                   Prem Health Care, C1 T
6155                                                   International Stock, C1 A
6157                                                   International Stock, C1 I
6158                                                   International Stock, C1 T

FUND                                                                                   FUND NAME
-------------------------------------------------------------------------------------------------------------------------------
6006                                                     Prem Natural Resources, C1 A
6009                                                     Prem Natural Resources, C1 I
6010                                                     Prem Natural Resources, C1 T
6151                                                     Systematic International Equity, C1 A
6153                                                     Systematic International Equity, C1 I
6154                                                     Systematic International Equity, C1 T
DREYFUS PREMIER FUNDS -- FIXED INCOME
6100                                                     Prem GNMA, Inc., C1 A
0265                                                     Prem GNMA, Inc., C1 Z
0115                                                     Prem High Income, C1 A
0482                                                     Prem High Income, C1 I
0082                                                     Prem Intermediate Term Income, C1 A
0074                                                     Prem Intermediate Term Income, C1 I
6091                                                     Prem International Bond, C1 A
6094                                                     Prem International Bond, C1 I
0029                                                     Prem Limited Term High Yield, C1 A
0759                                                     Prem Limited Term High Yield, C1 I
0345                                                     Prem Limited Term Income, C1 A
0745                                                     Prem Limited Term Income, C1 I
0083                                                     Prem Short Term Income, C1 D
6148                                                     Prem Strategic Income, C1 A
6150                                                     Prem Strategic Income, C1 I
6066                                                     Prem Total Return Advantage, C1 A
6069                                                     Prem Total Return Advantage, C1 I
0056                                                     Prem Yield Advantage, C1 D
6134                                                     Tax Managed Balanced
DREYFUS CASH MANAGEMENT FUNDS -- INSTITUTIONAL
0288                                                     Cash Management, Inst Sh
0719                                                     Cash Management Plus, Inst Sh
0289                                                     Government Cash Mgmt, Inst Sh
0227                                                     Government Pr Cash Mgmt, Inst Sh
0521                                                     Treasury & Agency Cash Mgmt, Inst Sh
0761                                                     Treasury Prime Cash Mgmt, Inst Sh
DREYFUS CASH MANAGEMENT FUNDS -- ADMINISTRATIVE
0566                                                     Cash Management, Admin. Sh
0579                                                     Cash Management Plus, Admin. Sh
0567                                                     Government Cash Mgmt, Admin. Sh
0557                                                     Government Pr Cash Mgmt, Admin. Sh
0568                                                     Treasury & Agency Cash Mgmt, Admin. Sh
0582                                                     Treasury Prime Cash Mgmt, Admin. Sh
DREYFUS CASH MANAGEMENT FUNDS -- INVESTOR
0670                                                     Cash Management, Inv Sh
0671                                                     Cash Management Plus, Inv Sh
0672                                                     Government Cash Mgmt, Inv Sh
0610                                                     Government Pr Cash Mgmt, Inv Sh
0673                                                     Treasury & Agency Cash Mgmt, Inv Sh
0674                                                     Treasury Prime Cash Mgmt, Inv Sh

FUND                                                                                   FUND NAME
-------------------------------------------------------------------------------------------------------------------------------
DREYFUS CASH MANAGEMENT FUNDS -- PARTICIPANT
0596                                                     Cash Management, Part. Sh
0599                                                     Cash Management Plus, Part. Sh
0597                                                     Government Cash Mgmt, Part. Sh
0587                                                     Government Pr Cash Mgmt, Part. Sh
0598                                                     Treasury & Agency Cash Mgmt, Part. Sh
0592                                                     Treasury Prime Cash Mgmt, Part. Sh
DREYFUS CASH ADVANTAGE FUNDS
0099                                                     Inst. Cash Advantage, Inst. Adv Sh
0142                                                     Inst. Cash Advantage Plus, Inst. Adv Sh
0093                                                     Inst. Cash Advantage, Admin. Adv Sh
0139                                                     Inst. Cash Advantage Plus, Admin. Adv Sh
0100                                                     Inst. Cash Advantage, Inv. Adv Sh
0143                                                     Inst. Cash Advantage Plus, Inv. Adv Sh
0094                                                     Inst. Cash Advantage, Part, Adv Sh
0140                                                     Inst. Cash Advantage Plus, Part. Adv Sh

                                   SCHEDULE B

The Administrative Fees payable each month with respect to a Fund shall be an amount equal to the amount set forth below as a percentage of assets invested in such Fund for the period, calculated quarterly based upon the average assets invested in the Funds at each month's end in the quarter (the "Total Monthly Fee.") The Fund's share of the Administrative Fees for a given month shall be an amount equal to the number of Participant accounts underlying the Account maintained in the Fund as of the last day of the month multiplied by the per account fee charged by the fund's transfer agent for shareholder accounts multiplied by one-twelfth (1/12) (the "Fund Monthly Fee"), but shall not exceed the Total Monthly Fee. Dreyfus' share of the Administrative Fees shall be an amount equal to the Total Monthly Fee MINUS the Fund Monthly Fee. For administrative convenience, Dreyfus may pay the total Monthly Fee to the Service Provider on behalf of itself and the Fund and collect the Fund Monthly Fee from the Fund.

                                                                                                ADMINISTRATIVE      AGGREGATE
FUND                                                                 FUND NAME                       FEES             FEES*
---------------------------------------------------------------------------------------------------------------------------------
SINGLE CLASS/NON PREMIER FUNDS -- EQUITY
0141                                                   Appreciation                                   0.25%             0.50%
0728                                                   Disciplined Stock                              0.30%             0.40%
0259                                                   Emerging Leaders                               0.15%             0.40%
0026                                                   The Dreyfus Fund                               0.25%             0.25%
0010                                                   Growth & Income                                0.40%             0.40%
0018                                                   Growth Opportunity                             0.40%             0.40%
0556                                                   LifeTime Growth, Inv Sh                        0.25%             0.50%
0756                                                   LifeTime Growth, Rest Sh                       0.25%             0.25%
0552                                                   LifeTime Growth & Income, Inv Sh               0.25%             0.50%
0752                                                   LifeTime Growth & Income, Rest Sh              0.25%             0.25%
0555                                                   LifeTime Income, Inv Sh                        0.25%             0.50%
0755                                                   LifeTime Income, Rest Sh                       0.25%             0.25%
0253                                                   Small Company Value                            0.15%             0.40%
SINGLE CLASS/NON PREMIER FUNDS -- FIXED INCOME
0080                                                   BASIC US Mortgage Securities                   0.20%             0.20%
0588                                                   Inflation Adjusted Securities, Inv Sh          0.10%             0.35%

------------

* The fees in this column represent the current aggregate fees payable to the Service Provider pursuant to this Agreement, as well as those payable in accordance with any Fund's 12b-1 plan or Services Plan, or amounts otherwise payable by Dreyfus. The fees in the column are included for administrative convenience only, and are not legally binding on any party to this Agreement. Fees payable to the Service Provider outside of the Administrative Fees payable hereunder are subject to separate agreements, responsibilities and liabilities, which may change in accordance with the terms of those agreements.

                                                                                                ADMINISTRATIVE      AGGREGATE
FUND                                                                 FUND NAME                       FEES             FEES*
---------------------------------------------------------------------------------------------------------------------------------
0589                                                   Inflation Adjusted Securities, Inst Sh         0.10%             0.10%
0542                                                   Short-Intermediate Government                  0.20%             0.20%
0072                                                   US Treasury Intermediate Term                  0.20%             0.20%
0073                                                   US Treasury Long Term                          0.20%             0.20%
SINGLE CLASS/NON PREMIER FUNDS -- INDEX
0077                                                   Smallcap Stock Index                           0.10%             0.35%
0078                                                   S&P 500 Index                                  0.10%             0.35%
0079                                                   International Stock Index                      0.10%             0.35%
0713                                                   BASIC S&P 500 Stock Index                      0.13%             0.13%
0310                                                   Bond Market Index, Inv Sh                      0.05%             0.30%
0710                                                   Bond Market Index, BASIC Sh                    0.10%             0.10%
0113                                                   Midcap Index                                   0.05%             0.30%
DREYFUS PREMIER FUNDS -- FOUNDERS
0182                                                   Founders Discovery, C1 A                       0.25%             0.50%
0185                                                   Founders Discovery, C1 I                       0.40%             0.40%
0186                                                   Founders Discovery, C1 T                       0.25%             0.75%
0275                                                   Founders Equity Growth, C1 A                   0.25%             0.50%
0278                                                   Founders Equity Growth, C1 I                   0.40%             0.40%
0279                                                   Founders Equity Growth, C1 T                   0.25%             0.75%
0291                                                   Founders Mid-Cap Growth, C1 A                  0.25%             0.50%
0294                                                   Founders Mid-Cap Growth, C1 I                  0.40%             0.40%
0295                                                   Founders Mid-Cap Growth, C1 T                  0.25%             0.75%
0281                                                   Founders Passport, C1 A                        0.25%             0.50%
0284                                                   Founders Passport, C1 I                        0.40%             0.40%
0285                                                   Founders Passport, C1 T                        0.25%             0.75%
0351                                                   Founders Worldwide Growth, C1 A                0.25%             0.50%
0354                                                   Founders Worldwide Growth, C1 I                0.40%             0.40%
0355                                                   Founders Worldwide Growth, C1 T                0.25%             0.75%
DREYFUS PREMIER FUNDS -- EQUITY
6171                                                   Prem 130/30 Growth, C1 A                          0              0.25%
6173                                                   Prem 130/30 Growth, C1 I                       0.40%             0.40%
6174                                                   Prem 130/30 Growth, C1 T                       0.25%             0.75%
6031                                                   Prem Alpha Growth, C1 A                        0.25%             0.50%
6034                                                   Prem Alpha Growth, C1 I                        0.40%             0.40%
6035                                                   Prem Alpha Growth, C1 T                        0.25%             0.75%
0342                                                   Prem Balanced, C1 A                            0.25%             0.50%
0742                                                   Prem Balanced, C1 I                            0.40%             0.40%
0781                                                   Prem Balanced, C1 T                            0.25%             0.75%
6000                                                   Prem Balanced Opportunity, C1 A                0.25%             0.50%
6003                                                   Prem Balanced Opportunity, C1 I                0.40%             0.40%
6004                                                   Prem Balanced Opportunity, C1 T                0.25%             0.75%
6005                                                   Prem Balanced Opportunity, C1 J                0.25%             0.25%
6115                                                   Prem Balanced Opportunity, C1 Z                0.25%             0.25%
0047                                                   Prem Core Equity, C1 A                         0.25%             0.50%
0943                                                   Prem Core Equity, C1 I                         0.40%             0.40%
0944                                                   Prem Core Equity, C1 T                         0.25%             0.75%
0312                                                   Prem Core Value, C1 A                          0.25%             0.50%
0712                                                   Prem Core Value, C1 I                          0.40%             0.40%

                                                                                      ADMINISTRATIVE       AGGREGATE
FUND                                                FUND NAME                              FEES              FEES*
-----------------------------------------------------------------------------------------------------------------------
0767                          Prem Core Value, C1 T                                         0.25%             0.75%
0327                          Prem Emerging Markets, C1 A                                   0.25%             0.50%
0242                          Prem Emerging Markets, C1 I                                   0.40%             0.40%
0244                          Prem Emerging Markets, C1 T                                   0.25%             0.75%
6096                          Emerging Markets Opportunity, C1 A                            0.25%             0.50%
6098                          Emerging Markets Opportunity, C1 I                            0.40%             0.40%
6099                          Emerging Markets Opportunity, C1 T                            0.25%             0.75%
0534                          Prem Enterprise, C1 A                                         0.25%             0.50%
0537                          Prem Enterprise, C1 T                                         0.25%             0.75%
6144                          Prem Equity Income, C1 A                                      0.25%             0.50%
6146                          Prem Equity Income, C1 I                                      0.40%             0.40%
6147                          Prem Equity Income, C1 T                                      0.25%             0.75%
0522                          Prem Future Leaders, C1 A                                     0.25%             0.50%
0525                          Prem Future Leaders, C1 I                                     0.40%             0.40%
0526                          Prem Future Leaders, C1 T                                     0.25%             0.75%
6140                          Global Alpha, C1 A                                            0.25%             0.50%
6142                          Global Alpha, C1 I                                            0.40%             0.40%
6143                          Global Alpha, C1 T                                            0.25%             0.75%
0130                          Prem Greater China, C1 A                                      0.25%             0.50%
0190                          Prem Greater China, C1 I                                      0.40%             0.40%
0230                          Prem Greater China, C1 T                                      0.25%             0.75%
0320                          Prem Growth & Income, C1 A                                    0.25%             0.50%
0760                          Prem Growth & Income, C1 I                                    0.40%             0.40%
0780                          Prem Growth & Income, C1 T                                    0.25%             0.75%
0720                          Prem International Equity, C1 A                               0.25%             0.50%
0733                          Prem International Equity, C1 I                               0.40%             0.40%
0735                          Prem International Equity, C1 T                               0.25%             0.75%
0092                          Prem International Growth, C1 A                               0.25%             0.50%
0764                          Prem International Growth, C1 I                               0.40%             0.40%
0774                          Prem International Growth, C1 T                               0.25%             0.75%
0500                          Prem International Small Cap, C1 A                            0.25%             0.50%
0519                          Prem International Small Cap, C1 I                            0.40%             0.40%
0520                          Prem International Small Cap, C1 T                            0.25%             0.75%
0254                          Prem International Value, C1 A                                0.25%             0.50%
0304                          Prem International Value, C1 I                                0.40%             0.40%
0305                          Prem International Value, C1 T                                0.25%             0.75%
6026                          Prem Intrinsic Value, C1 A                                    0.25%             0.50%
6029                          Prem Intrinsic Value, C1 I                                    0.40%             0.40%
6030                          Prem Intrinsic Value, C1 T                                    0.25%             0.75%
0318                          Prem Large Company Stock, C1 A                                0.25%             0.50%
0766                          Prem Large Company Stock, C1 T                                0.25%             0.75%
0330                          Prem Midcap Stock, C1 A                                       0.25%             0.50%
0730                          Prem Midcap Stock, C1 I                                       0.40%             0.40%
0731                          Prem Midcap Stock, C1 T                                       0.25%             0.75%
0258                          Prem Midcap Value, C1 A                                       0.25%             0.50%
6230                          Prem Midcap Value, C1 I                                       0.40%             0.40%
6231                          Prem Midcap Value, C1 T                                       0.25%             0.75%
0085                          Prem New Leaders, C1 A                                        0.25%             0.50%

                                                                                      ADMINISTRATIVE       AGGREGATE
FUND                                                FUND NAME                              FEES              FEES*
-----------------------------------------------------------------------------------------------------------------------
0272                          Prem New Leaders, C1 I                                        0.40%             0.40%
0274                          Prem New Leaders, C1 T                                        0.25%             0.75%
6016                          Prem S&P STARS, C1 A                                          0.25%             0.50%
6019                          Prem S&P STARS, C1 I                                          0.40%             0.40%
6020                          Prem S&P STARS, C1 T                                          0.25%             0.75%
6021                          Prem S&P STARS Opportunities, C1 A                            0.25%             0.50%
6024                          Prem S&P STARS Opportunities, C1 I                            0.40%             0.40%
6025                          Prem S&P STARS Opportunities, C1 T                            0.25%             0.75%
0600                          Prem Select Midcap Growth, C1 A                               0.25%             0.50%
0661                          Prem Select Midcap Growth, C1 I                               0.40%             0.40%
0684                          Prem Select Midcap Growth, C1 T                               0.25%             0.75%
0439                          Prem Small Cap Equity, C1 A                                   0.25%             0.50%
0442                          Prem Small Cap Equity, C1 I                                   0.40%             0.40%
0443                          Prem Small Cap Equity, C1 T                                   0.25%             0.75%
0148                          Prem Small Cap Value, C1 A                                    0.25%             0.50%
0188                          Prem Small Cap Value, C1 I                                    0.40%             0.40%
0198                          Prem Small Cap Value, C1 T                                    0.25%             0.75%
0257                          Prem Strategic Value, C1 A                                    0.25%             0.50%
0668                          Prem Strategic Value, C1 I                                    0.40%             0.40%
0669                          Prem Strategic Value, C1 T                                    0.25%             0.75%
0134                          Prem Structured Large Cap Value, C1 A                         0.25%             0.50%
0137                          Prem Structured Large Cap Value, C1 I                         0.40%             0.40%
0138                          Prem Structured Large Cap Value, C1 T                         0.25%             0.75%
0936                          Prem Structured Midcap, C1 A                                  0.25%             0.50%
0939                          Prem Structured Midcap, C1 I                                  0.40%             0.40%
0940                          Prem Structured Midcap, C1 T                                  0.25%             0.75%
0149                          Prem Tax Managed Growth, C1 A                                 0.25%             0.50%
6109                          Prem Tax Managed Growth, C1 I                                 0.40%             0.40%
0199                          Prem Tax Managed Growth, C1 T                                 0.25%             0.75%
0255                          Prem Technology Growth, C1 A                                  0.25%             0.50%
0262                          Prem Technology Growth, C1 I                                  0.40%             0.40%
0263                          Prem Technology Growth, C1 T                                  0.25%             0.75%
0207                          Prem Third Century, C1 A                                      0.25%             0.50%
0210                          Prem Third Century, C1 I                                      0.40%             0.40%
0211                          Prem Third Century, C1 T                                      0.25%             0.75%
0035                          Prem Third Century, C1 Z                                      0.25%             0.25%
0070                          Prem Worldwide Growth, C1 A                                   0.25%             0.50%
0768                          Prem Worldwide Growth, C1 I                                   0.40%             0.40%
0778                          Prem Worldwide Growth, C1 T                                   0.25%             0.75%
6209                          Prem Diversified International, C1 A                             0              0.25%
6211                          Prem Diversified International, C1 I                          0.40%             0.40%
6218                          Prem Diversified International, C1 T                             0              0.50%
6205                          Prem Emerging Asia, C1 A                                         0              0.25%
6207                          Prem Emerging Asia, C1 I                                      0.40%             0.40%
6208                          Prem Emerging Asia, C1 T                                         0              0.50%
6159                          Global Stock, C1 A                                            0.25%             0.50%
6161                          Global Stock, C1 I                                            0.40%             0.40%
6162                          Global Stock, C1 T                                            0.25%             0.75%

                                                                                                ADMINISTRATIVE      AGGREGATE
FUND                                                                 FUND NAME                       FEES             FEES*
---------------------------------------------------------------------------------------------------------------------------------
6175                                                   Prem Global Equity Income, C1 A                0.25%             0.50%
6177                                                   Prem Global Equity Income, C1 I                0.40%             0.40%
6178                                                   Prem Global Equity Income, C1 T                0.25%             0.75%
0091                                                   Prem Health Care, C1 A                         0.25%             0.50%
0331                                                   Prem Health Care, C1 I                         0.40%             0.40%
0341                                                   Prem Health Care, C1 T                         0.25%             0.75%
6155                                                   International Stock, C1 A                      0.25%             0.50%
6157                                                   International Stock, C1 I                      0.40%             0.40%
6158                                                   International Stock, C1 T                      0.25%             0.75%
6006                                                   Prem Natural Resources, C1 A                   0.25%             0.50%
6009                                                   Prem Natural Resources, C1 I                   0.40%             0.40%
6010                                                   Prem Natural Resources, C1 T                   0.25%             0.75%
6151                                                   Systematic International Equity, C1 A             0              0.25%
6153                                                   Systematic International Equity, C1 I          0.40%             0.40%
6154                                                   Systematic International Equity, C1 T             0              0.50%
DREYFUS PREMIER FUNDS -- FIXED INCOME
6100                                                   Prem GNMA, Inc., C1 A                          0.25%             0.50%
0265                                                   Prem GNMA, Inc., C1 Z                          0.15%             0.35%
0115                                                   Prem High Income, C1 A                         0.25%             0.50%
0482                                                   Prem High Income, C1 I                         0.40%             0.40%
0082                                                   Prem Intermediate Term Income, C1 A            0.25%             0.50%
0074                                                   Prem Intermediate Term Income, C1 I            0.40%             0.40%
6091                                                   Prem International Bond, C1 A                  0.25%             0.50%
6094                                                   Prem International Bond, C1 I                  0.40%             0.40%
0029                                                   Prem Limited Term High Yield, C1 A             0.25%             0.50%
0759                                                   Prem Limited Term High Yield, C1 I             0.40%             0.40%
0345                                                   Prem Limited Term Income, C1 A                 0.25%             0.50%
0745                                                   Prem Limited Term Income, C1 I                 0.25%             0.25%
0083                                                   Prem Short Term Income, C1 D                   0.15%             0.35%
6148                                                   Prem Strategic Income, C1 A                    0.25%             0.50%
6150                                                   Prem Strategic Income, C1 I                    0.40%             0.40%
6066                                                   Prem Total Return Advantage, C1 A              0.25%             0.50%
6069                                                   Prem Total Return Advantage, C1 I              0.40%             0.40%
0056                                                   Prem Yield Advantage, C1 D                        0              0.25%
6134                                                   Tax Managed Balanced                           0.05%             0.30%
DREYFUS CASH MANAGEMENT FUNDS -- INSTITUTIONAL
0288                                                   Cash Management, Inst Sh                          0                 0
0719                                                   Cash Management Plus, Inst Sh                     0                 0
0289                                                   Government Cash Mgmt, Inst Sh                     0                 0
0227                                                   Government Pr Cash Mgmt, Inst Sh                  0                 0
0521                                                   Treasury & Agency Cash Mgmt, Inst Sh              0                 0
0761                                                   Treasury Prime Cash Mgmt, Inst Sh                 0                 0
DREYFUS CASH MANAGEMENT FUNDS -- ADMINISTRATIVE
0566                                                   Cash Management, Admin. Sh                        0              0.10%
0579                                                   Cash Management Plus, Admin. Sh                   0              0.10%
0567                                                   Government Cash Mgmt, Admin. Sh                   0              0.10%
0557                                                   Government Pr Cash Mgmt, Admin. Sh                0              0.10%
0568                                                   Treasury & Agency Cash Mgmt, Admin. Sh            0              0.10%

                                                                                                ADMINISTRATIVE      AGGREGATE
FUND                                                                 FUND NAME                       FEES             FEES*
---------------------------------------------------------------------------------------------------------------------------------
0582                                                 Treasury Prime Cash Mgmt, Admin. Sh                 0              0.10%
DREYFUS CASH MANAGEMENT FUNDS -- INVESTOR
0670                                                 Cash Management, Inv Sh                             0              0.25%
0671                                                 Cash Management Plus, Inv Sh                        0              0.25%
0672                                                 Government Cash Mgmt, Inv Sh                        0              0.25%
0610                                                 Government Pr Cash Mgmt, Inv Sh                     0              0.25%
0673                                                 Treasury & Agency Cash Mgmt, Inv Sh                 0              0.25%
0674                                                 Treasury Prime Cash Mgmt, Inv Sh                    0              0.25%
DREYFUS CASH MANAGEMENT FUNDS -- PARTICIPANT
0596                                                 Cash Management, Part. Sh                           0              0.40%
0599                                                 Cash Management Plus, Part. Sh                      0              0.40%
0597                                                 Government Cash Mgmt, Part. Sh                      0              0.40%
0587                                                 Government Pr Cash Mgmt, Part. Sh                   0              0.40%
0598                                                 Treasury & Agency Cash Mgmt, Part. Sh               0              0.40%
0592                                                 Treasury Prime Cash Mgmt, Part. Sh                  0              0.40%
DREYFUS CASH ADVANTAGE FUNDS
0099                                                 Inst. Cash Advantage, Inst. Adv Sh                  0                 0
0142                                                 Inst. Cash Advantage Plus, Inst. Adv Sh             0                 0
0093                                                 Inst. Cash Advantage, Admin. Adv Sh                 0              0.07%
0139                                                 Inst. Cash Advantage Plus, Admin. Adv Sh            0              0.07%
0100                                                 Inst. Cash Advantage, Inv. Adv Sh                   0              0.25%
0143                                                 Inst. Cash Advantage Plus, Inv. Adv Sh              0              0.25%
0094                                                 Inst. Cash Advantage, Part. Adv Sh                  0              0.40%
0140                                                 Inst. Cash Advantage Plus, Part. Adv Sh             0              0.40%